AMENDMENT TO PLEDGE AGREEMENT



     THIS AMENDMENT TO PLEDGE AGREEMENT (this "Agreement"), dated as of March 24, 1999, by and among ARTHUR SCOTT AND MICHAEL MORGAN (each a "Pledgor" and collectively, "Pledgors"), on the one hand and, on the other hand, AMERICAN KIOSK CORP., a Delaware corporation, ("Secured Party"), with reference to the following:

     WHEREAS, Pledgors and Secured Party entered into a Pledge Agreement dated January ___, 1999, whereby Pledgors pledged certain shares of stock as collateral for the payment of a Promissory Note dated January 21, 1999 in the amount of Twenty Five Thousand Dollars ($25,000);

     WHEREAS, Secured Party has agreed to loan an additional Twenty Five Thousand Dollars ($25,000) to Pledgors to be evidenced by a Promissory Note (the "Promissory Note"), of even date herewith;

     WHEREAS, to induce Secured Party to make the financial accommodations provided to Borrower pursuant to the Promissory Note, each Pledgor desires to amend the Pledge Agreement, as provided herein.

     NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

     1 The definition of "Secured Obligation" set forth in Section 1(a) of the Pledge Agreement is hereby amended to read in its entirety as follows:

     "Secured Obligations" shall mean all liabilities, obligations, or undertakings owing by Pledgor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Promissory Note dated January 21, 1999, the Promissory Note dated March 24, 1999, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which Pledgor is required to pay pursuant to any of the foregoing, by law, or otherwise.

     2. In all other respects, the Pledge Agreement remains unchanged and is in full force and effect.

     IN WITNESS WHEREOF, each Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first written above.


PLEDGORS:




_________________________________
ARTHUR SCOTT



_________________________________
MICHAEL MORGAN


94467

SECURED PARTY:

AMERICAN KIOSK CORP.




By:________________________________

Print Name:________________________

Title:_____________________________

                                 PROMISSORY NOTE


U.S. $25,000.00                                     Palm Beach Gardens, Florida
                                                               January 21, 1999


     FOR VALUE RECEIVED, the undersigned, Arthur Scott and Michael Morgan (hereinafter referred to as the "Maker"), promises to pay to the order of AMERICAN KIOSK CORPORATION, a Delaware corporation (hereinafter referred to as the "Holder"), the principal sum of Twenty Five Thousand Dollars ($25,000.00), together with interest thereon at the rate of eight percent (8.00%) per annum, as follows:

     On July 21, 2000, the entire outstanding principal balance, and all accrued but unpaid interest thereon, shall be due and payable. Additionally, Maker shall make payments on this Promissory Note as follows:

                  Following the sale by Maker or an affiliate of Maker of three Pizza Place drive-thru kiosk units, Maker shall pay Holder twenty percent (20%) of all commissions paid to Maker or an affiliate of Maker by Holder, whether such commissions are paid for sales of units or for deposits on future units or otherwise. Holder shall be permitted to withhold such amounts from the commissions payable to Maker or Maker's affiliate. All such prepayments shall be applied first to the payment of all accrued but unpaid interest, and second to the outstanding principal balance.

     Maker may prepay the principal amount outstanding in whole or in part at any time without penalty. All such prepayments shall be applied first to the payment of all accrued but unpaid interest, and second to the outstanding principal balance. Neither a partial prepayment of principal, nor an offset against the principal balance as described herein, shall reduce the amount of the payments due hereunder.

     Maker shall make all of its payments to Holder at 4400 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida, 33410, or at such other place as Holder may designate to Maker.

     This Note shall be in default when any payment required to be made hereunder shall not have been made on the due date. While in default, the outstanding principal balance shall bear interest at the maximum rate permitted by law. If Maker is in default by failing to make any payment of principal and interest on its due date, and Maker fails to make such payment within ten (10) days after the date of Holder's mailing written notice of such default to Maker or if Maker is otherwise in default as provided for herein, then the entire outstanding principal balance, and all accrued but unpaid interest thereon, shall immediately become due and payable at the option of the Holder without notice to or demand upon Maker. Holder may exercise this option to accelerate in accordance with the terms of this Note notwithstanding any prior forbearance. If suit is brought to collect this Note, the Holder shall be entitled to collect from Maker all costs and expenses of such suit, including, but not limited to, reasonable attorney's fees through trial and appellate levels.

     Maker and all endorsers and guarantors jointly and severally waive presentment for payment, demand, notice of nonpayment, protest, and notice of protest, and consent to the terms hereof and to any extension or postponement of the time for payment or any other indulgence and shall remain fully liable hereunder in the event of any such extension, postponement or other indulgence.

     It is the intention of the Maker and the Holder that the interest charged hereunder shall in no event ever exceed the maximum rate permitted by law, and any interest or payments in the nature of interest which would render this Note usurious shall, at the option of the Holder, be either refunded to the Maker or credited against the outstanding principal balance.

     This Note shall be governed by and construed in accordance with the laws of the State of Florida.

     This Note is secured by a Stock Pledge Agreement executed by Maker in favor of Holder of even date herewith. A default by Maker under any of the terms and conditions of the Stock Pledge Agreement shall constitute a default by Maker under this Note.



                                      ____________________________________
                                      ARTHUR SCOTT



                                      ____________________________________
                                      MICHAEL MORGAN

STATE OF _________________ )
                                  ss:
COUNTY OF ________________ )

     The foregoing Promissory Note was executed and acknowledged before me by Arthur Scott, who is personally known to me or who has produced ______________ as identification, this ______ day of January ____, 1999.

     WITNESS my hand and official seal.

                                      ____________________________________
                                      Notary Public
My commission expires:                Commission No.:_____________________




STATE OF _________________ )
                                  ss:
COUNTY OF ________________ )

     The foregoing Promissory Note was executed and acknowledged before me by Michael Morgan, who is personally known to me or who has produced ______________ as identification, this ______ day of January ____, 1999.

     WITNESS my hand and official seal.

                                      ____________________________________
                                      Notary Public
My commission expires:                Commission No.:_____________________


94463

                                 PROMISSORY NOTE


U.S. $25,000.00                                      Palm Beach Gardens, Florida
                                                                  March 24, 1999

     FOR VALUE RECEIVED, the undersigned, Arthur Scott and Michael Morgan (hereinafter referred to as the "Maker"), promises to pay to the order of AMERICAN KIOSK CORPORATION, a Delaware corporation (hereinafter referred to as the "Holder"), the principal sum of Twenty Five Thousand Dollars ($25,000.00), together with interest thereon at the rate of eight percent (8.00%) per annum, as follows:

     On July 21, 2000, the entire outstanding principal balance, and all accrued but unpaid interest thereon, shall be due and payable. Additionally, after Maker has paid in full the Promissory Note from Maker to Holder in the amount of Twenty Five Thousand Dollars ($25,000) dated January 21, 1999 in full, Maker shall make payments on this Promissory Note as follows:

                  Following the sale by Maker or an affiliate of Maker of three Pizza Place drive-thru kiosk units, Maker shall pay Holder twenty percent (20%) of all commissions paid to Maker or an affiliate of Maker by Holder, whether such commissions are paid for sales of units or for deposits on future units or otherwise. Holder shall be permitted to withhold such amounts from the commissions payable to Maker or Maker's affiliate. All such prepayments shall be applied first to the payment of all accrued but unpaid interest, and second to the outstanding principal balance.

     Maker may prepay the principal amount outstanding in whole or in part at any time without penalty. All such prepayments shall be applied first to the payment of all accrued but unpaid interest, and second to the outstanding principal balance. Neither a partial prepayment of principal, nor an offset against the principal balance as described herein, shall reduce the amount of the payments due hereunder.

     Maker shall make all of its payments to Holder at 4400 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida, 33410, or at such other place as Holder may designate to Maker.

     This Note shall be in default when any payment required to be made hereunder shall not have been made on the due date. While in default, the outstanding principal balance shall bear interest at the maximum rate permitted by law. If Maker is in default by failing to make any payment of principal and interest on its due date, and Maker fails to make such payment within ten (10) days after the date of Holder's mailing written notice of such default to Maker or if Maker is otherwise in default as provided for herein, then the entire outstanding principal balance, and all accrued but unpaid interest thereon, shall immediately become due and payable at the option of the Holder without notice to or demand upon Maker. Holder may exercise this option to accelerate in accordance with the terms of this Note notwithstanding any prior forbearance. If suit is brought to collect this Note, the Holder shall be entitled to collect from Maker all costs and expenses of such suit, including, but not limited to, reasonable attorney's fees through trial and appellate levels.

     Maker and all endorsers and guarantors jointly and severally waive presentment for payment, demand, notice of nonpayment, protest, and notice of protest, and consent to the terms hereof and to any extension or postponement of the time for payment or any other indulgence and shall remain fully liable hereunder in the event of any such extension, postponement or other indulgence.

     It is the intention of the Maker and the Holder that the interest charged hereunder shall in no event ever exceed the maximum rate permitted by law, and any interest or payments in the nature of interest which would render this Note usurious shall, at the option of the Holder, be either refunded to the Maker or credited against the outstanding principal balance.

     This Note shall be governed by and construed in accordance with the laws of the State of Florida.

     This Note is secured by a Stock Pledge Agreement executed by Maker in favor of Holder of even date herewith. A default by Maker under any of the terms and conditions of the Stock Pledge Agreement shall constitute a default by Maker under this Note.



                                          ____________________________________
                                          ARTHUR SCOTT



                                          ____________________________________
                                          MICHAEL MORGAN

STATE OF _________________ )
                                      ss:
COUNTY OF ________________ )

     The foregoing Promissory Note was executed and acknowledged before me by Arthur Scott, who is personally known to me or who has produced ______________ as identification, this ______ day of January ____, 1999.

     WITNESS my hand and official seal.

                                          ____________________________________
                                          Notary Public
My commission expires:                    Commission No.:_____________________




STATE OF _________________ )
                                      ss:
COUNTY OF ________________ )

     The foregoing Promissory Note was executed and acknowledged before me by Michael Morgan, who is personally known to me or who has produced ______________ as identification, this ______ day of January ____, 1999.

     WITNESS my hand and official seal.

                                          ____________________________________
                                          Notary Public
My commission expires:                    Commission No.:_____________________

94464

                                PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT (this "Agreement"), dated as of January ___, 1999, by and among ARTHUR SCOTT AND MICHAEL MORGAN (each a "Pledgor" and collectively, "Pledgors"), on the one hand and, on the other hand, AMERICAN KIOSK CORP., a Delaware corporation, ("Secured Party"), with reference to the following:

     WHEREAS, each Pledgor beneficially owns the specified number of shares identified as Pledged Shares in the Persons identified as Issuers on Schedule A attached hereto (or any addendum thereto);

     WHEREAS, Pledgors and Secured Party are parties to that certain Promissory Note (the "Promissory Note"), of even date herewith, pursuant to which Secured Party has agreed to make certain financial accommodations to Borrower;

     WHEREAS, to induce Secured Party to make the financial accommodations provided to Borrower pursuant to the Promissory Note, each Pledgor desires to pledge, grant, transfer, and assign to Secured Party a security interest in the Pledged Shares to secure the Secured Obligations (as hereinafter defined), as provided herein.

     NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

     1 Definitions and Construction.

          (a) Definitions. All initially capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Promissory Note. As used in this Agreement:

               "Agreement" shall mean this Pledge Agreement.

               "Borrower" shall mean the Pledgors, individually and collectively, and jointly and severally.

               "Code" shall mean the Uniform Commercial Code as adopted by the State of Florida.

               "Collateral" shall mean the Pledged Shares, the Future Rights, and the Proceeds, collectively.

               "Future Rights" shall mean: (a) all shares of stock or member interests (other than Pledged Shares) of the Issuers, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, shares of stock of, or member interests in, the Issuers; (b) to the extent of any Pledgor's interest therein, all shares of stock of or member interests in, all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase shares of stock of or member interests in, any Person in which such Pledgor, after the date of this Agreement, acquires a direct equity interest, irrespective of whether such Person is or becomes a Subsidiary of such Pledgor; and (c) the certificates or instruments representing such additional shares or member interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares or member interests.

               "Holder" and "Holders" shall have the meanings ascribed thereto in Section 3 of this Agreement.

               "Issuers" shall mean each of the Persons identified as an Issuer on Schedule A attached hereto (or any addendum thereto), and any successors thereto, whether by merger or otherwise.

               "Lien" shall mean any lien, mortgage, pledge, assignment (including any assignment of rights to receive payments of money), security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, or any agreement to give any security interest).

               "Pledged Shares" shall mean all of the shares identified as Pledged Shares on Schedule A attached hereto (or any addendum thereto).

               "Pledgor" shall have the meaning ascribed thereto in the preamble to this Agreement.

               "Proceeds" shall mean all proceeds (including proceeds of proceeds) of the Pledged Shares and Future Rights including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Shares, Future Rights, or proceeds thereof (including any cash, stock, member interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers and any claims against financial intermediaries under Article 8 of the Code and Article 9 of the Code or otherwise); (b) "proceeds," as such term is used in ss.9-306 of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Shares, Future Rights, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to any Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Shares, Future Rights, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Shares, Future Rights, or proceeds thereof.

               "Promissory Note" shall have the meaning ascribed thereto in the recitals to this Agreement.

               "Secured Obligations" shall mean all liabilities, obligations, or undertakings owing by Pledgor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Promissory Note or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which Pledgor is required to pay pursuant to any of the foregoing, by law, or otherwise.

               "Secured Party" shall have the meaning ascribed thereto in the preamble to this Agreement, together with its successors or assigns.

               "Securities Act" shall have the meaning ascribed thereto in
          Section 9(c) of this Agreement.

          (b) Construction.

               (i) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Agreement or the Promissory Note.

               (ii) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Secured Party or Pledgors, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties hereto and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

     2 Pledge.

          (a As security for the prompt payment and performance of the Secured Obligations in full by Pledgor when due, whether at stated maturity, by acceleration or otherwise (including amounts that would become due but for the operation of the provisions of the Bankruptcy Code), each Pledgor hereby pledges, grants, transfers, and assigns to Secured Party a security interest in all of such Pledgor's right, title, and interest in and to the Collateral.

     3. Delivery and Registration of Collateral.

          (a All certificates or instruments representing or evidencing the Collateral shall be promptly delivered by each Pledgor to Secured Party or Secured Party's designee pursuant hereto at a location designated by Secured Party and shall be held by or on behalf of Secured Party pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

          (b After the occurrence and during the continuance of an Event of Default, Secured Party shall have the right, at any time in its discretion and without notice to the Pledgors, to transfer to or to register on the books of the Issuers (or of any other Person maintaining records with respect to the Collateral) in the name of Secured Party or any of its nominees any or all of the Collateral. In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

     4. Voting Rights and Dividends.

          (a So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose and shall be entitled to receive and retain any cash dividends or distributions paid in respect of the Collateral.

          (b Upon the occurrence and during the continuance of an Event of Default, all rights of each Pledgor to exercise the voting and other consensual rights or receive and retain cash dividends or distributions that it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to Section 4(a), shall cease, and all such rights shall thereupon become vested in Secured Party, who shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such cash dividends and distributions. Each Pledgor shall execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies and other instruments as Secured Party may reasonably request for the purpose of enabling Secured Party to exercise the voting and other rights which it is entitled to exercise and to receive the dividends and distributions that it is entitled to receive and retain pursuant to the preceding sentence.

     5. Representations and Warranties. Each Pledgor represents, warrants, and covenants as follows:

          (a Such Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and such Pledgor agrees that Secured Party shall have no responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;

          (b All information herein or hereafter supplied to Secured Party by or on behalf of such Pledgor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects;

          (c With regard to the Collateral owned by such Pledgor, such Pledgor is and will be the sole legal and beneficial owner of the Collateral (including the Pledged Shares and all other Collateral acquired by such Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party in favor of Secured Party;

          (d This Agreement, and the delivery to Secured Party, or its designee, of the Pledged Shares representing Collateral (or the delivery to all Holders of the Pledged Shares representing Collateral of the notification/instruction referred to in Section 3 of this Agreement), creates a valid, perfected, and first priority security interest in one hundred percent (100%) of the Pledged Shares in favor of Secured Party securing payment of the Secured Obligations, and all actions necessary to achieve such perfection have been duly taken;

          (e With respect to such Pledgor, Schedule A to this Agreement is true and correct and complete in all material respects; without limiting the generality of the foregoing: (i) all the Pledged Shares are in certificated form, and, except to the extent registered in the name of Secured Party or its nominee pursuant to the provisions of this Agreement, are registered in the name of such Pledgor; and (ii) the Pledged Shares as to each of the Issuers of Pledged Shares constitute at least the percentage of all the fully diluted issued and outstanding shares of stock of such Issuer as set forth in Schedule A to this Agreement;

          (f There are no presently existing Future Rights or Proceeds owned by such Pledgor;

          (g The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable; and

          (h Neither the pledge of the Collateral pursuant to this Agreement nor the extensions of credit represented by the Secured Obligations violates Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     6. Further Assurances.

          (a Each Pledgor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     7. Covenants of Pledgors. Each Pledgor shall perform each and every covenant in the Promissory Note applicable to such Pledgor.

     8. Secured Party as Pledgors' Attorney-in-Fact.

          (a Each Pledgor hereby irrevocably appoints Secured Party as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, Secured Party or otherwise, from time to time at Secured Party's discretion, to take any action and to execute any instrument that Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) after the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to issue any notifications/instructions Secured Party deems necessary pursuant to
     Section 3 of this Agreement; or (iii) to arrange for the transfer of the Collateral on the books of any of the Issuers or any other Person to the name of Secured Party or to the name of Secured Party's nominee.

          (b In addition to the designation of Secured Party as such Pledgor's attorney-in-fact in subsection (a), each Pledgor hereby irrevocably appoints Secured Party as such Pledgor's agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where such Pledgor or any of the Issuers engage in business, in order to transfer or to more effectively transfer any of the Pledged Shares, or otherwise enforce Secured Party's rights hereunder.

     9. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default:

          (a Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Collateral), and Secured Party may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Collateral payable at such sale. If Secured Party purchases all or any portion of the Collateral, Secured Party shall be entitled to retire such portion and make such Collateral treasury stock of Secured Party. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgors, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to such Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, each Pledgor hereby waives any claims against Secured Party arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.

          (b Each Pledgor hereby agrees that any sale or other disposition of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the State of Florida in disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

          (c Each Pledgor hereby acknowledges that the sale by Secured Party of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "Blue Sky" or other state

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

     securities laws may require strict limitations as to the manner in which Secured Party or any subsequent transferee of the Collateral may dispose thereof. Each Pledgor acknowledges and agrees that in order to protect Secured Party's interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. Each Pledgor has no objection to sale in such a manner and agrees that Secured Party shall have no obligation to obtain the maximum possible price for the Collateral. Without limiting the generality of the foregoing, each Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default, Secured Party may, subject to applicable law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Secured Party may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors deemed by Secured Party, in its reasonable judgment, to be institutional investors or other responsible parties who might be interested in purchasing the Collateral. If Secured Party shall solicit such offers, then the acceptance by Secured Party of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

          (d EACH PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY
     LAW: (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME SECURED PARTY DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SECTION, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

     10. Application of Proceeds. After the occurrence and during the continuance of an Event of Default, any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by Secured Party of its remedies as a secured creditor as provided in Section 9 shall be applied from time to time by Secured Party as provided in the Promissory Note.

     11. Duties of Secured Party. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers. Except as provided in Section 9-207 of the Code, Secured Party shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Collateral.

     12. Choice of Law and Venue. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES

HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE CIRCUIT COURT IN AND FOR PALM BEACH COUNTY, FLORIDA, OR, AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER JURISDICTION IN WHICH THE COLLATERAL IS LOCATED IN CONNECTION WITH THE EXERCISE OF SECURED PARTY'S RIGHTS AND REMEDIES AS A SECURED CREDITOR WITH RESPECT TO SUCH COLLATERAL. EACH PLEDGOR AND SECURED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12.

     13. Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgors herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Secured Party to exercise, and no delay in exercising any right under this Agreement, the Promissory Note, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

     14. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be delivered in the manner set forth in the Promissory Note.

     15. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall: (i) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Promissory Note; (ii) be binding upon each Pledgor and its successors and assigns; and (iii) inure to the benefit of Secured Party and its successors, transferees, and assigns. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Promissory Note, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to the applicable Pledgor. Upon any such termination, Secured Party will, at the applicable Pledgor's expense, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination. Such documents shall be prepared by such Pledgor and shall be in form and substance reasonably satisfactory to Secured Party.

     16. Security Interest Absolute. To the maximum extent permitted by law, all rights of Secured Party, all security interests hereunder, and all obligations of Pledgors hereunder, shall be absolute and unconditional irrespective of:

          (a any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto;

          (b any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Promissory Note, or any other agreement or instrument relating thereto;

          (c any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

          (d any other circumstances that might otherwise constitute a defense available to, or a discharge of, any Pledgor.

To the maximum extent permitted by law, each Pledgor hereby waives any right to require Secured Party to: (A) proceed against or exhaust any security held from such Pledgor; or (B) pursue any other remedy in Secured Party's power whatsoever.

     17. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

     18. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally effective as delivery of an executed original counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile also shall deliver an original executed counterpart but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. This Agreement shall become effective as to each

Pledgor upon the execution and delivery of a counterpart hereof by such Pledgor (whether or not a counterpart hereof shall have been executed and delivered by any other Pledgor).

     20. Waiver of Marshaling. Each Pledgor and Secured Party acknowledges and agrees that in exercising any rights under or with respect to the Collateral:
(i) Secured Party is under no obligation to marshal any Collateral; (ii) may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and (iii) may, in its absolute discretion, apply the proceeds of any or all of the Collateral to the Secured Obligations in any order and in any manner it so elects. Each Pledgor and Secured Party waive any right to require the marshaling of any of the Collateral.

     21. Waiver of Jury Trial. EACH PLEDGOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PLEDGOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, each Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first written above.


PLEDGORS:




_________________________________
ARTHUR SCOTT



_________________________________
MICHAEL MORGAN


94465

SECURED PARTY:

AMERICAN KIOSK CORP.




By:________________________________

Print Name:________________________

Title:_____________________________

                                   SCHEDULE A

                                       TO

                                PLEDGE AGREEMENT

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